FAQs

Reorganization of Guggenheim Investments’ Actively Managed Equity Funds

On June 5, 2024, Guggenheim Investments and New Age Alpha announced a definitive agreement under which New Age Alpha will acquire Guggenheim Investments’ actively managed equity funds business. The transaction affects 21 mutual funds, including variable insurance funds (each a “fund” or the “funds”), with aggregate total assets under management of approximately $2.6 billion out of Guggenheim Investments’ more than $235 billion in total assets managed. The transaction is expected to close in the fourth quarter of 2024, subject to shareholder and third-party approvals, and regulatory filings.

Guggenheim Investments is the asset management and investment advisory division of Guggenheim Partners, a global investment and advisory firm with approximately $320 billion2 in assets under supervision. New Age Alpha is an investment management firm offering strategies incorporating a proprietary methodology based on actuarial science, data analytics, and technology.

Shareholders of the funds are being asked to consider and approve an Agreement and Plan of Reorganization for the funds (each, a “Reorganization Agreement”) providing for the transfer of the assets of each such fund to its corresponding fund managed by New Age Alpha Advisors, LLC (“New Age Alpha fund”) in exchange for the assumption by the New Age Alpha fund of all liabilities of the fund and the distribution to the shareholders of the fund of shares of the New Age Alpha fund having an aggregate net asset value equal to those of the fund upon the closing date of the Reorganization in complete liquidation of the fund. Accordingly, at the special meeting of fund shareholders scheduled for October 24, 2024, shareholders of each fund separately will be asked to consider and approve a Reorganization Agreement providing for the reorganization of such fund into its corresponding New Age Alpha Fund. Please see Table A on page 3 for a list of the affected Funds and the corresponding New Age Alpha Funds.

As described more fully in the Proxy Statement/Prospectus, each New Age Alpha Fund will commence investment operations upon the completion of the Reorganization described above and will be managed by New Age Alpha Advisors, LLC.

Important Dates

8.19.2024	Record Date

September 2024	Anticipated
Mailing of proxy
materials to
shareholders

10.24.2024	Anticipated
Shareholders
Meeting

10.25.2024	Estimated
closing date of
reorganizations
Guggenheim Investments	1

How do I know if my fund will be affected by the transaction?

A list of affected funds appears in Table A on page 3, which includes fund symbols and CUSIPs.

Do I need to do something?

As a shareholder of fund as of the close of business on August 19, 2024 (the “Record Date”), you are entitled to notice of, and to vote at, the Special Meeting. As such, you will receive a Proxy Statement/Prospectus as well as a voting instruction card or proxy card. We request that you complete, date, and sign the enclosed voting instruction card or proxy card, and that completed voting instruction cards and proxy cards be returned promptly in the envelope provided for that purpose. The voting instruction card or proxy card also provides instructions for voting via telephone or the Internet if you wish to take advantage of these voting options. Shareholders may also vote by attending the Special Meeting. You may receive separate voting instruction cards or proxy cards if you own shares of a fund through or in more than one account. You should vote each card received. Shareholders may revoke voting instructions prior to the Special Meeting by timely executing and submitting a revised voting instruction card or proxy card (following the methods noted above), respectively, by giving written notice of revocation to the Secretary of fund (for direct owners of a fund) or to the applicable Participating Insurance Company (for Policy Owners) prior to the Special Meeting (or earlier deadline established by the Participating Insurance Company), or by voting in person at the Special Meeting. However, attendance in-person at the Special Meeting, by itself, will not revoke previously-tendered voting instructions or proxies. We encourage you to carefully review the Proxy Statement/

Prospectus which includes more information about the proposed reorganization, including potential tax consequences.

Shareholders may cast their vote in one of three ways: 1) Mail, 2) Online, or 3) Phone.

MAIL your signed and voted Proxy back in the postage paid envelope provided.

ONLINE please refer to your proxy voting form for the website and enter the Proxy control number. (Registered and beneficial owners vote on different sites)

TOUCHTONE when you dial toll-free (888) 227-9349 to reach an automated touchtone voting line.

Retail Funds: By phone with a live operator when you call toll-free (866) 864-7964 Monday through Friday 9 a.m. to 10 p.m. Eastern time.

VA Funds: By phone with a live operator when you call toll-free (800) 290-6433 Monday through Friday 9 a.m. to 10 p.m. Eastern time.

Will CUSIPS, fund symbols and fund IDs change for the funds being reorganized?

Prior to the closing of the fund reorganizations, fund names, symbols, and CUSIPs will not change. After the closing of the reorganizations, you will receive shares of your fund’s corresponding New Age Alpha fund. Each New Age Alpha fund will have a different name and CUSIP. (Please refer to the table at the end of this document for details.) Omnibus account numbers will be addressed in Q3 by New Age Alpha Advisors. The fund symbols and tax ID numbers for each fund will remain unchanged after the reorganization, with the exception of the four funds that are merging into the New Age Alpha Large Cap Value Fund.

Will the variable insurance funds (“VITs”) continue to be offered through Security Benefit Life and Nationwide after the reorganizations?

New Age Alpha intends to establish participation agreements with Security Benefit Life, Nationwide, and other participating insurance companies to provide for a smooth transition for these firms and their clients, including by providing for the continued availability of the VITs.

Will Series E (Total Return Bond Series), F (Floating Rate Strategies Series) and P (High Yield Series) remain in place?

Yes. Those funds are not affected by the sale of Guggenheim Investments’ actively managed equity funds business.

Guggenheim Investments	FAQs: Reorganization of Guggenheim Investments’ Actively Managed Funds	2

How will the reorganizations affect me?

If shareholders of your fund approve the applicable Reorganization and all conditions necessary to the Reorganization are met, you, as a shareholder of that fund, will become a shareholder of the corresponding New Age Alpha fund. Each Reorganization will take place on or about October 25, 2024 (“Closing Date”). You will receive shares of the corresponding New Age Alpha fund equal in value to the shares that you hold of your fund as of the close of business of the New York Stock Exchange, usually 4:00 pm Eastern time, on the Closing Date.

Does the reorganization of the funds into corresponding New Age Alpha funds constitute a taxable event?

It is anticipated that each reorganization will qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, the funds, the New Age Alpha funds and their respective shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes from the transactions contemplated by each Reorganization Agreement. Specifically, it is expected that the funds will recognize no gain or loss upon the acquisition by the New Age Alpha funds of the assets and the assumption of the liabilities, if any, of the funds. In addition, when shares held by shareholders of the funds are exchanged for New Age Alpha fund shares pursuant to the reorganizations, it is expected that the shareholders of the funds will recognize no gain or loss on the exchange, and that each shareholder of the funds will have the same aggregate tax basis and holding period with respect to the fund shares received as the shareholder’s tax basis and holding period in their fund shares immediately before the exchange.

See “Information About the Reorganizations – U.S. Federal Income Tax Consequences” in the Proxy Statement/Prospectus for more information.

Shareholders should consult their tax advisers about possible state and local tax consequences of the reorganizations, if any, because the information about tax consequences in the Proxy Statement / Prospectus” relates to the U.S. federal income tax consequences of the Reorganizations only.

What communication will shareholders receive regarding the transaction?

Shareholders of a fund that is subject to the transaction as of August 19, 2024 (the “Record Date”) will receive a Proxy Statement/ Prospectus seeking their approval of the Reorganization Agreement that sets forth the terms of the reorganization of the fund’s assets into its corresponding New Age Alpha fund. The Proxy Statement/Prospectus will provide more information about the proposed reorganization and how shareholders can vote their fund shares. The Proxy Statement/Prospectuses are anticipated to be mailed to shareholders of record in September 2024 and will also be available on the Securities and Exchange Commission’s website at www.sec.gov. A special meeting of shareholders will be held on or about October 24, 2024.

Funds Affected by the Proposed Reorganizations

Proposed Reorganizations expected to occur on or about October 25, 2024, subject to shareholder approval.

Table A

Guggenheim Fund	Share	Symbol	Cusip	New Age Alpha Fund	Acquiring	Acquiring
	Class				Fund Symbol Fund Cusip

Guggenheim Directional Allocation Fund	A	TVRAX	89386C662	New Age Alpha Allocation Fund	TVRAX	64157H109
Guggenheim Directional Allocation Fund	C	TVRCX	89386C654	New Age Alpha Allocation Fund	TVRCX	64157H208
Guggenheim Directional Allocation Fund	I	TVRIX	89386C639	New Age Alpha Allocation Fund	TVRIX	64157H307
Guggenheim Directional Allocation Fund	P	TVFRX	89386C647	New Age Alpha Allocation Fund	TVFRX	64157H406
Guggenheim Large Cap Value Fund	A	SECIX	40168W475	New Age Alpha Large Cap Value Fund	SECIX	64157H505
Guggenheim Large Cap Value Fund	C	SEGIX	40168W459	New Age Alpha Large Cap Value Fund	SEGIX	64157H604
Guggenheim Large Cap Value Fund	I	GILCX	40168W442	New Age Alpha Large Cap Value Fund	GILCX	64157H703
Guggenheim Large Cap Value Fund	P	SEGPX	40169J853	New Age Alpha Large Cap Value Fund	SEGPX	64157H802
Guggenheim RBP Dividend Fund	A	TVEAX	89386C696	New Age Alpha Large Cap Value Fund	SECIX	64157H505
Guggenheim RBP Dividend Fund	C	TVECX	89386C688	New Age Alpha Large Cap Value Fund	SEGIX	64157H604
Guggenheim Investments	FAQs: Reorganization of Guggenheim Investments’ Actively Managed Funds	3
Guggenheim Fund	Share
Class

Symbol Cusip	New Age Alpha Fund	Acquiring	Acquiring
		Fund Symbol	Fund Cusip

Guggenheim RBP Dividend Fund	I
Guggenheim RBP Dividend Fund	P
Guggenheim RBP Large-Cap Value Class Fund	A
Guggenheim RBP Large-Cap Value Class Fund	C
Guggenheim RBP Large-Cap Value Class Fund	I
Guggenheim RBP Large-Cap Value Class Fund	P
Guggenheim RBP Large-Cap Defensive Fund	A
Guggenheim RBP Large-Cap Defensive Fund	C
Guggenheim RBP Large-Cap Defensive Fund	I
Guggenheim RBP Large-Cap Defensive Fund	P
Guggenheim StylePlus-Large Core Fund	A
Guggenheim StylePlus-Large Core Fund	C
Guggenheim StylePlus-Large Core Fund	I
Guggenheim StylePlus-Large Core Fund	P
Guggenheim Market Neutral Real Estate Fund	A
Guggenheim Market Neutral Real Estate Fund	C
Guggenheim Market Neutral Real Estate Fund	I
Guggenheim Market Neutral Real Estate Fund	P
Guggenheim StylePlus-Mid Growth Fund	A
Guggenheim StylePlus-Mid Growth Fund	C
Guggenheim StylePlus-Mid Growth Fund	I
Guggenheim StylePlus-Mid Growth Fund	P
Guggenheim Alpha Opportunity Fund	A
Guggenheim Alpha Opportunity Fund	C
Guggenheim Alpha Opportunity Fund	I
Guggenheim Alpha Opportunity Fund	P
Guggenheim Risk Managed Real Estate Fund	A
Guggenheim Risk Managed Real Estate Fund	C
Guggenheim Risk Managed Real Estate Fund	I
Guggenheim Risk Managed Real Estate Fund	P
Guggenheim SMid Cap Value Fund	A
Guggenheim SMid Cap Value Fund	C
Guggenheim SMid Cap Value Fund	I
Guggenheim SMid Cap Value Fund	P
Guggenheim World Equity Income Fund	A
Guggenheim World Equity Income Fund	C
Guggenheim World Equity Income Fund	I
Guggenheim World Equity Income Fund	P
TVEIX	89386C712 New Age Alpha Large Cap Value Fund		GILCX
TVEFX	89386C670 New Age Alpha Large Cap Value Fund		SEGPX
TVVAX	89386C753 New Age Alpha Large Cap Value Fund		SECIX
TVVCX	89386C746 New Age Alpha Large Cap Value Fund		SEGIX
TVVIX	89386C720 New Age Alpha Large Cap Value Fund		GILCX
TVVFX	89386C738 New Age Alpha Large Cap Value Fund		SEGPX
TVDAX	89386C308 New Age Alpha Large Cap Value Fund		SECIX
TVDCX	89386C878 New Age Alpha Large Cap Value Fund		SEGIX
TVIDX	89386C886 New Age Alpha Large Cap Value Fund		GILCX
TVFDX	89386C407 New Age Alpha Large Cap Value Fund		SEGPX
SECEX	40168W103 New Age Alpha Large Core Fund		SECEX
SFECX	40168W764 New Age Alpha Large Core Fund		SFECX
GILIX	40168W608 New Age Alpha Large Core Fund		GILIX
SFEPX	40169J812 New Age Alpha Large Core Fund		SFEPX
GUMAX	40169J689	New Age Alpha Market Neutral Real	GUMAX
Estate Fund

GUMCX	40169J721	New Age Alpha Market Neutral Real	GUMCX
Estate Fund

GUMNX	40169J713	New Age Alpha Market Neutral Real	GUMNX
Estate Fund

GUMPX	40169J697	New Age Alpha Market Neutral Real	GUMPX
Estate Fund

SECUX	40168W434 New Age Alpha Mid Growth Fund		SECUX
SUFCX	40168W418 New Age Alpha Mid Growth Fund		SUFCX
GIUIX	40168W392 New Age Alpha Mid Growth Fund		GIUIX
SEUPX	40169J796 New Age Alpha Mid Growth Fund		SEUPX
SAOAX	40168W285 New Age Alpha Opportunity Fund		SAOAX
SAOCX	40168W277 New Age Alpha Opportunity Fund		SAOCX
SAOIX	40168W269 New Age Alpha Opportunity Fund		SAOIX
SAOSX	40169J309 New Age Alpha Opportunity Fund		SAOSX
GURAX	40168W384	New Age Alpha Risk Managed Real	GURAX
Estate Fund
GURCX	40168W376	New Age Alpha Risk Managed Real	GURCX
Estate Fund

GURIX	40168W368	New Age Alpha Risk Managed Real	GURIX
Estate Fund
GURPX	40169J838	New Age Alpha Risk Managed Real	GURPX
Estate Fund

SEVAX	40168W749	New Age Alpha SMid Cap Value	SEVAX
Fund

SEVSX	40168W780	New Age Alpha SMid Cap Value	SEVSX
Fund
SVUIX	40169J499	New Age Alpha SMid Cap Value	SVUIX
Fund

SEVPX	40169J846	New Age Alpha SMid Cap Value	SEVPX
Fund

SEQAX	40168W707	New Age Alpha World Equity	SEQAX
Income Fund

SFGCX	40168W772	New Age Alpha World Equity	SFGCX
Income Fund

SEWIX	40168W806	New Age Alpha World Equity	SEWIX
Income Fund
SEQPX	40169J788	New Age Alpha World Equity	SEQPX
Income Fund

64157H703

64157H802

64157H505

64157H604

64157H703

64157H802

64157H505

64157H604

64157H703

64157H802

64157H505

64157H604

64157H703

64157H802

64157H844

64157H836

64157H828

64157H810

64157H794

64157H786

64157H778

64157H760

64157H752

64157H745

64157H737

64157H729

64157H711

64157H695

64157H687

64157H679

64157H661

64157H653

64157H646

64157H638

64157H620

64157H612

64157H596

64157H588

Guggenheim Investments	FAQs: Reorganization of Guggenheim Investments’ Actively Managed Funds	4

Variable Investment Trusts

Guggenheim Fund	Cusip	New Age Alpha Fund	Acquiring
Fund Cusip

All Cap Value Series (Series O)	40168V824	New Age Alpha All Cap Value Series	64158N105
Large Cap Value Series (Series B)	40168V204	New Age Alpha Large Cap Value Series	64158N204
StylePlus-Large Core Series (Series A)	40168V105	New Age Alpha Large Core Series	64158N303
StylePlus-Large Growth Series (Series Y)	40168V865	New Age Alpha Large Growth Series	64158N402
StylePlus-Mid Growth Series (Series J)	40168V600	New Age Alpha Mid Cap Growth Series	64158N501
Small Cap Value Series (Series Q)	40168V873	New Age Alpha Small Cap Value Series	64158N600
StylePlus-Small Growth Series (Series X)	40168V857	New Age Alpha Small Growth Series	64158N709
SMid Cap Value Series (Series V)	40168V840	New Age Alpha SMid Cap Value Series	64158N808
World Equity Income Series (Series D)	40168V402	New Age Alpha World Equity Income Series	64158N881

For more information, individual investors can contact 800.820.0888 and financial professionals can contact 800.345.7999.

1.Assets under management are as of 6.30.2024 and include leverage of $15.1 bn. Guggenheim Investments represents the following affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Partners Investment Management, LLC, Security Investors, LLC, Guggenheim Funds Distributors, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Corporate Funding, LLC, Guggenheim Partners Europe Limited, Guggenheim Partners Japan Limited, and GS GAMMA Advisors, LLC.

2.Assets under management are as of 6.30.2024 and include consulting services for clients whose assets are valued at approximately $93bn.

Read a fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at GuggenheimInvestments.com or call 800.820.0888.

Guggenheim Investments represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”). Securities offered through Guggenheim Funds Distributors, LLC.

NOT FDIC INSURED  NOT BANK GUARANTEED  MAY LOSE VALUE

Member  FINRA / SIPC

FAQ-MFVT-REORG-0624 x1024 #62464

Guggenheim Investments	FAQs: Reorganization of Guggenheim Investments’ Actively Managed Funds	5